Information about financial instruments	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Financial Instruments [Abstract]
Information about financial instruments	Information about financial instrumentsFinancial risk management objectives and policies
The Company’s principal financial liabilities comprise trade payables (current and non-current), lease liabilities, government loans, convertible debt, and in 2023 and 2024, interest-bearing receivables financing and unsecured related party loan. The Company has various financial assets such as trade receivables, deposits and cash and cash equivalents, which arise directly from its operations, as well as from capital increases.
The main risks arising from the Company’s financial instruments are foreign currency risk, credit risk, interest rate risk and cash flow liquidity risk. The Board of Directors reviews and agrees policies for managing each of these risks which are summarized below.
Foreign currency risk
The Company faces the following foreign currency exposures:
•Operating activities, when revenues or expenses are denominated in different currencies from the functional currency of the entity carrying out these transactions.
•Government loans are denominated in euros, and lease liabilities are denominated in different currencies while the functional currency of the entity carrying out these transactions is the U.S. dollar.
•Non-derivative monetary financial instruments that are denominated and settled in a currency different from the functional currency of the entity which holds them.
Nearly 100% of total revenues and 93% of total cost of sales are denominated in U.S. dollars. However, as a result of significant headcount and related costs from operations in France, which are denominated and settled in euros (the “structural costs”), the Company has transactional currency exposures which can be affected significantly by movements in the US dollar/euro exchange rates. 41% of operating expense is denominated in euros. (See Note 23.2 regarding hedging arrangements). If there were a 10% increase or decrease in exchange rate of the U.S. dollar to the euro, as measured using the Company's 2025 weighted average exchange rate of one euro = $1.1190, the Company estimates the impact, in absolute terms, on operating expenses and on financial liabilities for the year ended December 31, 2025 would have been approximately $2.5 million.
Credit risk
It is the Company’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures and as such are considered to have low credit risk at initial recognition. Receivable balances are monitored on an ongoing basis. There is a rebuttable presumption in IFRS 9 that the credit risk on a financial asset has increased significantly since initial recognition when contractual payments are more than 30 days past due. The Company considers that credit risk has not increased significantly on its outstanding not impaired trade receivables since initial recognition. The Company considers events of default based on the specific facts and circumstances relevant to the outstanding amount. In 2023 and 2024, the Company subscribed to a credit insurance policy which provided assistance in determining credit limits and collection, in addition to some coverage of uncollectible amounts; given that most customers are now larger and better known than in the past, the Company has ceased subscribing to credit insurance in 2025.
The following table summarizes customers representing a significant portion of the Company’s total revenue:

Customer	Customer Location	% of total revenues for the year ended December 31,			Trade receivables at December 31,
		2025	2024	2023	2025	2024	2023
A	America	33%	53%	—%	—	345,093	—
B	China	13%	15%	Less than 10%	909,340	1,351,560	1,345,910
C	China	Less than 10%	12%	56%	—	—	3,411,000
D	Japan	—%	Less than 10%	16%	—	—	18,000
With respect to credit risk arising from the other financial assets, which comprise cash and cash equivalents, the Company’s exposure to credit risk arises from default of the counterparty, with a maximum exposure equal to the carrying amount of these instruments. Nearly all cash and cash equivalents are held in France at three large and international banks. At a point in time, significant amounts of cash may be held briefly at the Company's digital assets custodial. Typically such cash balances are transferred to one of the Company's French banks with days. At December 31, 2025, $6.8 million was held at the digital assets custodian; such funds were transferred to the French bank in early January.
Vendor concentration risk
Access to foundry capacity is critical to the Company’s operations as a fabless semiconductor company. The Company currently depends on a sole independent foundry in Taiwan to manufacture its semiconductor wafers. The Company works with three vendors for manufacturing and testing chipsets and three vendors for assembling modules, but typically works with one dedicated vendor per product.
Liquidity risk
The Company monitors its risk of a shortage of funds using a cash flow planning tool. This tool considers the maturity of both its financial investments and financial assets (e.g. accounts receivables, other financial assets) and projected cash flows from operations.
The following table includes our contractual obligations, including interest, for existing financial liabilities as of the following dates:

	Within 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years	Total
	(in thousands)
At December 31, 2023
Research project financing	$2,057	$113	$165	$207	$—	$—	$2,542
Interest-bearing receivables financing	9,544	—	—	—	—	—	9,544
Government loans	1,791	1,414	695	—	—	—	3,900
Convertible debt (1)	52,278	—	—	—	—	—	52,278
Unsecured related party loan	8,922	—	—	—	—	—	8,922
Lease liabilities	1,471	1,102	387	61	70	25	3,116
Trade payables	16,281	—	—	—	—	—	16,281
Other current liabilities	8,595	—	—	—	—	—	8,595
	$100,939	$2,629	$1,247	$268	$70	$25	$105,178
At December 31, 2024
Research project financing	$3,938	$4,026	$77	$307	$55	$—	$8,403
Interest-bearing receivables financing	3,742	—	—	—	—	—	3,742
Government loans	1,303	1,116	—	—	—	—	2,419
Convertible debt	—	—	—	—	—	—	—
Unsecured related party loan	—	—	—	—	—	—	—
Lease liabilities	1,439	333	—	—	—	—	1,772
Trade payables	6,106	—	—	—	—	—	6,106
Other current liabilities	10,438	—	—	—	—	—	10,438
Income tax liabilities	2,827	—	—	—	—	—	2,827
	$29,793	$5,475	$77	$307	$55	$—	$32,880
At December 31, 2025
Research project financing	$2,945	$1,617	$493	$480	$144	$—	$5,679
Government loans	979	—	—	—	—	—	979
Convertible debt	56,422	—	—	—	—	—	56,422
Lease liabilities	601	(79)	(110)	205	540	669	1,826
Trade payables	10,081	376	—	—	—	—	10,457
ACP contingent purchase price payable	—	984	—	—	—	—	984
Other current liabilities	12,202	—	—	—	—	—	12,202
Income tax liabilities	3,124	—	—	—	—	—	3,124
	$86,354	$2,898	$383	$685	$684	$669	$91,673
(1) Based on the existing contractual terms as of December 31, 2022 and assuming the Company's options to extend maturity dates are exercised.
The Company’s liquidity risk for the next 12 months is described in note 2.1. The term of agreements with strategic partners which gave rise the contract liability recorded in the amount of $3,943,000, $10,712,000 and $5,486,000 as of December 31, 2025, 2024 and 2023, respectively, are described under note 21.
Capital management
The primary objective of the Company’s capital management is to continue to execute according to its business plans and budgets in order to achieve profitability and positive cash flow, and to maximize shareholder value.
Changes in liabilities arising from financing activities, including government grants

(in thousands)	January 1, 2023	Cash flows	Foreign exchange movement	Accrued interest	Non-cash impact of amendment and conversion	Other(1)	December 31, 2023
Government grant advances and loans	$10,394	(466)	182	225	—	(2,473)	$7,862
Convertible debt	$43,455			9,152	(247)	(82)	$52,278
Unsecured related party loan	—	9,000	—	127	—	(205)	8,922
Lease liabilities	$3,569	(1,321)	113	479	—	276	$3,116
Interest-bearing financing of receivables	$7,723	1,483	179	234	—	(75)	$9,544
Total	$65,141	8,696	474	10,217	(247)	(2,559)	$81,722

(in thousands)	January 1, 2024	Cash flows	Foreign exchange movement	Accrued interest	Non-cash impact of amendment and conversion	Other(1)	December 31, 2024
Government grant advances and loans	$7,862	5,267	(244)	9		(745)	$12,149
Convertible debt	$52,278	(54,935)		16,277		(13,620)	$—
Unsecured related party loan	8,922	(9,000)	—	502		(424)	—
Lease liabilities	$3,116	(1,508)	(28)	322		(130)	$1,772
Interest-bearing financing of receivables	$9,544	3,329	(38)	106		(9,199)	$3,742
Total	$81,722	(56,847)	(310)	17,216	—	(24,118)	$17,663

(in thousands)	January 1, 2025	Cash flows	Foreign exchange movement	Accrued interest	Non-cash impact of debt extinguishment	Other(1)	December 31, 2025
Government grant advances and loans	$12,149	(678)	1,614	(27)		(4,474)	$8,584
Convertible debt	$—	73,752		11,174	46,794	(75,298)	$56,422
Lease liabilities	$1,772	(1,591)	(38)	229		1,454	$1,826
Interest-bearing financing of receivables	$3,742	(3,742)					$—
Total	$17,663	67,741	1,576	11,376	46,794	(78,318)	$66,832
(1) In 2023, 2024 and 2025, Other includes additions in lease liabilities, which are non-cash. In 2024, Other includes the netting of the interest-bearing financing debt with the Research tax credit receivable, the fair value of the embedded option of the convertible debts repaid during the year. In 2025, Other includes the fair value of the embedded option of the convertible debt and the 2025 warrants .
Financial assets and liabilities

	Carrying amount			Fair value
	December 31,			December 31,
	2023	2024	2025	2023	2024	2025
	(in thousands)
Financial assets:
Trade and other receivables
Trade receivables and contract assets	$8,612	$4,931	$3,376	$8,612	$4,931	$3,376
Deposits and other receivables
Deposits	431	383	434	431	383	434
Other financial assets
Long-term investments	360	353	409	360	353	409
Financial instruments at fair value through other comprehensive income
Cash flow hedges	74	—	16	74	—	16
Cash, cash equivalents and short-term investments	5,705	62,093	13,386	5,705	62,093	13,386
Total financial assets	$15,182	$67,760	$17,621	$15,182	$67,760	$17,621
Total current	$14,391	$67,024	$16,778	$14,391	$67,024	$16,778
Total non-current	$791	$736	$843	$791	$736	$843
Financial liabilities:
Lease liability	3,116	1,772	1,826	3,116	1,772	1,826
Interest-bearing loans and borrowings:
Interest-bearing receivables financing	9,544	3,742	—	9,544	3,742	—
Convertible debt	52,278	—	56,422	52,111	—	56,422
Unsecured related party loan	8,922	—	—	8,922	—	—
Government loans	5,815	2,419	979	5,815	2,419	979
Research project financing	2,489	8,403	5,679	2,489	8,403	5,679
Convertible debt embedded derivative	3	—	10,800	3	—	10,800
Trade and other payables (current and non current)	16,281	6,106	10,457	16,281	6,106	10,457
Contingent consideration liability	—	—	984	—	—	984
Financial instruments at fair value through other comprehensive income
Cash flow hedges	—	106	—	—	106	—
Total financial liabilities	$98,448	$22,548	$87,147	$98,281	$22,548	$87,147
Total current	$92,484	$16,682	$81,828	$92,317	$16,682	$81,828
Total non-current	$4,486	$5,866	$5,319	$4,486	$5,866	$5,319
The carrying values of current financial instruments (cash and cash equivalents, short-term investments, trade receivables and trade and other payables, and interest-bearing receivables financing) approximate their fair values, due to their short-term nature.
Long-term investments are primarily related to a bank guarantee secured by pledges of investments in money market funds issued in favor of the owners of leased office space to secure annual lease payments by the Company for its office space in Colombes.
Government loans received from the financial agency of the French government were recorded as financial instruments in compliance with IAS 20 Accounting for Government Grants and Disclosure of Government Assistance.
The use of different estimations, methodologies and assumptions could have a material effect on the estimated fair value amounts. The methodologies are as follows:
•Cash, cash equivalents, short-term investments, accounts receivable, accounts payable, other receivable and accrued liabilities: due to the short-term nature of these balances, carrying amounts approximate fair value.
•Long-term investments are composed of debt-based mutual funds with traded market prices. Their fair values amounted to $360,000, $353,000 and $409,000 at December 31, 2023, 2024 and 2025, respectively. The carrying amounts approximate fair value measured based on significant observable input (Level 2).
•Foreign exchange forward and option contracts: the fair values of foreign exchange forward and option contracts were calculated using the market price that the Company would pay or receive to settle the related agreements, by reference to published exchange rates (Level 2).
•At December 31, 2023, fair value of the debt components of convertibles notes was calculated using the effective interest rate of the unsecured related party loan issued in November 2023 and amounted to $52,111,111.
•At December 31, 2025, the carrying amount of the debt component of the convertible note approximates fair value because the note was issued in July 2025 and there is not a material difference in the effective interest rate since issuance.
•As described under Note 17.1, the fair value of the embedded derivative related to the convertible debt is recalculated at the end of each reporting period. The fair value measured is based on significant unobservable input (Level 3).
•Interest-bearing receivable financing, government loans and research project financing: carrying amounts approximate fair value.
Fair Value Hierarchy
The Company uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:
•Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities.
•Level 2: other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly.
•Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.
As at December 31, 2023, the Company held the following financial instruments carried at fair value on the statement of financial position:

Assets measured at fair value

	At December 31,
	2023	Level 1	Level 2	Level 3
	(in thousands)
Long-term investments	$360	—	$360	—
Financial instruments at fair value through other comprehensive income:
Cash flow hedge	74		74
Liabilities measured at fair value

	At December 31,
	2023	Level 1	Level 2	Level 3
	(in thousands)
Convertible debt embedded derivative	$3	—	$3	—
As at December 31, 2024, the Company held the following financial instruments carried at fair value on the statement of financial position:
Assets measured at fair value

	At December 31,
	2024	Level 1	Level 2	Level 3
	(in thousands)
Long-term investments	$353	—	$353	—
Liabilities measured at fair value

	At December 31,
	2024	Level 1	Level 2	Level 3
	(in thousands)
Cash flow hedge	106	—	106	—
As of December 31, 2025, the Company held the following financial instruments carried at fair value on the statement of financial position:
Assets measured at fair value

	At December 31,
	2025	Level 1	Level 2	Level 3
	(in thousands)
Long-term investments	409	—	409	—
Financial instruments at fair value through other comprehensive income:
Cash flow hedge	16	—	16	—
Liabilities measured at fair value

	At December 31,
	2025	Level 1	Level 2	Level 3
	(in thousands)
Convertible debt embedded derivative	10,800	—		10,800

The fair value of the convertible debt embedded derivative is estimated using a model that relies heavily on the expected volatility of the underlying asset. Changes in volatility can significantly impact the fair value measurement.

Management conducted a sensitivity analysis showing that a 5% increase in the volatility rate used would increase the derivative’s fair value by about $500,000 (or 4.6%) and a 5% decrease in the volatility rate would decrease the derivative's fair value by about $800,000 (or 7.4%) assuming all other factors remain unchanged. The asymmetric impact of the changes reflects the deep out-of-the-money of the conversion option at December 31, 2025.  The volatility rate used of 140.6% is based on historical and implied data and is reviewed regularly to reflect market conditions.

Because future volatility is uncertain, the fair value of the embedded derivative may vary considerably over time. Management monitors market trends and updates assumptions as needed.
Financial instruments at fair value
The Company uses financial instruments, including derivatives such as foreign currency forward to reduce the foreign exchange risk on cash flows from firm and highly probable commitments denominated in euros.
The following tables present fair values of foreign currency derivative financial instruments at December 31, 2025, 2024 and 2023.

	At December 31, 2023
	Notional Amount	Fair value
	(in thousands)
Forward contracts (buy euros, sell U.S dollars)	€2,000	$74
Options (buy euros, sell U.S. dollars)	—	—
Total	€2,000	$74

	At December 31, 2024
	Notional Amount	Fair value
	(in thousands)
Forward contracts (buy euros, sell U.S. dollars)	€3,000	$(106)
Options (buy euros, sell U.S. dollars)	—	—
Total	€3,000	$(106)

	At December 31, 2025
	Notional Amount	Fair value
	(in thousands)
Forward contracts (buy euros, sell U.S. dollars)	€3,000	$16
Options (buy euros, sell U.S. dollars)	—	—
Total	€3,000	$16
The fair value of foreign currency related derivatives is included in the Consolidated Statement of Financial Position in "Other receivables" at December 31, 2025 and 2023 and in 'Other current liabilities" at December 31, 2024. The earnings impact of cash flow hedges relating to forecasted operating expense transactions is reported in operating expense. Realized and unrealized gains and losses on these instruments deemed effective for hedge accounting are deferred in accumulated other comprehensive income until the underlying transaction is recognized in earnings or the instruments are designated as hedges.
During the year ended December 31, 2025, the Company recorded a gain of $113,000 (losses of $183,000 and $76,000 for the years ended December 31, 2024 and 2023, respectively) in other comprehensive income (loss) related to the effective portion of the change in fair value of its cash flow hedges. During the years ended December 31, 2024 and 2023, the amount reclassified from other comprehensive income to Consolidated Statement of Operations was gains of $44,000 and $139,000, respectively and a loss of $102,000 during the year ended December 31, 2025.
There was no ineffective portion of hedging instruments in the years ended December 31, 2023, 2024 and 2025.
The derivatives have maturity dates of less than 12 months. Management believes counterparty risk on financial instruments is minimal since the Company deals with major banks and financial institutions.
At December 31, 2025, the Company holds $628,000 in currencies other than the U.S. dollar compared with $904,000 at December 31, 2024 and $455,000 at December 31, 2023 (See Note 14). The amount received from research tax credit in 2023 and 2024 is denominated in euros. At December 31, 2025, the Company has loans denominated in euros for a principal amount of $3,004,000 ($4,292,000 and $12,957,000 at December 31, 2024 and 2023, respectively).